                                                                    EXHIBIT 10.6

                          SUPPLEMENTAL AGREEMENT NO. 2

                                       TO

                           PURCHASE AGREEMENT NO. 2910

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                    RELATING TO BOEING MODEL 737-8EH AIRCRAFT

      THIS SUPPLEMENTAL AGREEMENT, entered into as of the 20th day of January 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington (Boeing), and GOL TRANSPORTES AEREOS SA, a Brazilian corporation with its principal offices in the Sao Paulo, Brazil (Buyer);

                              W I T N E S S E T H:

      WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

      WHEREAS, Boeing and Buyer now wish to amend certain terms and conditions associated with the Agreement, and

      WHEREAS, Boeing and Buyer have agreed to the terms and conditions relating to the exercise of Buyer's purchase rights concerning four (4) Boeing Model 737-8EH aircraft, and

      WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

P.A. NO.2910                                                                 GOT
SA-1

1.    Table of Contents.

      Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 2 (SA-2) into the Agreement.

2.    Tables.

      2.1 Remove and replace, in its entirety, Table 1 and Table 2, Aircraft Delivery, Description, Price, and Advance Payments, in order to incorporate Buyer's final decisions regarding the optional features to be applicable to all Aircraft in the Purchase Agreement, as well as to incorporate Buyer's request for the acceleration of several Table 1 delivery positions.

      2.2 Add the new Table 3, Aircraft Delivery, Description, Price, and Advance Payments, to reflect the addition of four (4) additional model 737-8EH aircraft delivering in August, September, October, and November of 2006.

3.    Exhibits.

      3.1 Remove and replace, in its entirety, the Exhibit A, Aircraft Configuration, with a new Exhibit A (attached hereto) to reflect the final optional features selections made by Buyer. Such revised Exhibit A reflects Buyer's optional features final decisions as applicable to all Aircraft in the Purchase Agreement. Buyer's further adjustments to the aircraft configuration remain possible on a case-by-case basis, however any such further adjustments will be made in the form of a master change.

      3.2 Remove and replace, in its entirety, the Supplemental Exhibit BFE-1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE-1 (attached hereto) to depict and include revisions to the supplier decision dates and equipment on-dock requirement dates for the various buyer furnished equipment associated with the added four (4) aircraft, as well as to reflect the acceleration of several Table 1 delivery positions, as well as the July 2006 delivering aircraft.

4.    Letter Agreements.

      4.1 Remove and replace, in its entirety, the Letter Agreement No. 6-1162-DME-0706, Purchase Right Aircraft, with the new revised version of such Letter Agreement No. 6-1162-DME-0706 (attached hereto) to (a) reflect the adjustment of the total number of purchase right aircraft available to Buyer, and (b) an adjustment to the terms and conditions governing Buyer's future exercise of purchase right aircraft.

      4.2 For the sake of clarity and understanding between the Parties, the terms and conditions of all Letter Agreements under the Purchase Agreement are understood to be fully available and will apply to purchase right aircraft that have been exercised to become firm purchased aircraft.

P.A. NO.2910                                                                 GOT
SA-1

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By /s/ illegible
   ---------------------------------------

Its Attorney-in-fact

GOL TRANSPORTES AEREOS SA

By /s/ Constantino de Oliveira Junior
   ---------------------------------------

Its President

Witnesses:

          /s/ illegible
      ------------------------------------

          /s/ illegible
      ------------------------------------

P.A. NO.2910                                                                 GOT
SA-1

                                TABLE OF CONTENTS

                                                                                   SA
ARTICLES                                                                         NUMBER
--------                                                                         ------
     1.        Quantity, Model and Description

     2.        Delivery Schedule

     3.        Price

     4.        Payment

     5.        Miscellaneous

TABLE

     1.        Aircraft Information Table                                         SA-2

     2.        Aircraft Information Table - SA-1                                  SA-2

     3.        Aircraft Information Table - SA-2                                  SA-2

EXHIBIT

     A.        Aircraft Configuration                                             SA-2

     B.        Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

     AE1.      Escalation Adjustment/Airframe and Optional Features

     BFEI.     BFE Variables                                                      SA-2

     CS1.      Customer Support Variables

     EEl.      Engine Escalation/Engine Warranty and Patent Indemnity

     SLP1.     Service Life Policy Components

P.A. NO.2910                                                                 GOT
SA-2

                                                                                   SA
LETTER AGREEMENTS                                                                NUMBER
-----------------                                                                ------
  2910-01             Customer Software

  2910-02             Spares - Flight Crew Training Spare Parts Support

  2910-03             Spares - Initial Provisioning

  6-1162-DME-0706     Purchase Right Aircraft                                     SA-2
  6-1162-DME-0707     Advance Payment Matters
  6-1162-DME-0708     Technical Matters
  6-1162-DME-0710     Performance Guarantees
  6-1162-DME-0711     Promotional Support
  6-1162-DME-0712     Special Matters
  6-1162-DME-0713     Tailored Weight Program
  6-1162-DME-0714     Demonstration Flight Waiver

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1  16  July     2004
SA-2  20  January  2005

P.A. NO.2910                                                                 GOT
SA-2

                       TABLE 1 TO PURCHASE AGREEMENT 2910
            AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENT

AIRFRAME MODEL/MTOW:                                737-800          155.500

ENGINE MODEL:                                    CFM56- 7B27/B1

AIRFRAME PRICE:                                                  $56.806.000

OPTIONAL FEATURES:                                               $   592.400
                                                                 -----------

SUB-TOTAL OF AIRFRAME AND FEATURES:                              $57.398.400

ENGINE PRICE (PER AIRCRAFT):                                     $         0

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                        $57.398.400
                                                                 ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                        $ 1.250.000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                       $         0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                  $    85.000

DETAIL SPECIFICATION: D019A001-G (4/30/2004)

AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA: jul/03  ECI-W Afm

ENGINE PRICE BASE YEAR/ESCALATION FORMULA: N/A    N/A

AIRFRAME ESCALATION DATA:

BASE YEAR INDEX (ECI): 165,0

BASE YEAR INDEX (ICI): 136,8

                                                      ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                     ESCALATION  ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY  NUMBER OF    FACTOR      ADV PAYMENT BASE      AT SIGNING     24 MOS.    21/18/12/9/6 MOS.        TOTAL
  DATE    AIRCRAFT   (AIRFRAME)     PRICE PER A/P            1%            4%              5%                30%
--------  ---------  ----------  -------------------  --------------- ------------ -----------------   ---------------
jul-2007      1        1,1346        $ 65.124.000         $ 566.240   $2.604.960      $ 3.256.200       $ 19.537.200
out-2007      3        1,1452        $ 65.733.000         $ 572.330   $2.629.320      $ 3.286.650       $ 19.719.900
nov-2007      2        1,1491        $ 65.957.000         $ 574.570   $2.638.280      $ 3.297.850       $ 19.787.100
dez-2007      2        1,1522        $ 66.134.000         $ 576.340   $2.645.360      $ 3.306.700       $ 19.840.200
abr-2008      1        1,1643        $ 66.829.000         $ 583.290   $2.673.160      $ 3.341.450       $ 20.048.700
ago-2008      1        1,1781        $ 67.621.000         $ 591210    $2.704.840      $ 3.381.050       $ 20.286.300
set-2008      1         1,182        $ 67.845.000         $ 593.450   $2.713.800      $ 3.392.250       $ 20.353.500
fev-2009      2        1,2001        $ 68.884.000         $ 603.840   $2.755.360      $ 3.444.200       $ 20.665.200
mar-2009      1        1,2029        $ 69.045.000         $ 605.450   $2.761.800      $ 3.452.250       $ 20.713.500
set-2009      1        1,2243        $ 70.273.000         $ 617.730   $2.810.920      $ 3.513.650       $ 20.081.900

Total:       15

GOT                                                                         SA-2
30902-1F.TXT                    BOEING PROPRIETARY                        Page 1

                       TABLE 2 TO PURCHASE AGREEMENT 2910
            AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENT

AIRFRAME MODEL/MTOW:                                737-800         155.500

ENGINE MODEL:                                    CFM56-7B27/B1

AIRFRAME PRICE:                                                 $56.806.000

OPTIONAL FEATURES:                                              $   592.400
                                                                -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                             $57.398.400

ENGINE PRICE (PER AIRCRAFT):                                    $         0

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                       $57.398.400
                                                                ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                       $ 1.250.000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                      $         0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                 $    85.000

DETAIL SPECIFICATION: D019A001-G (4/30/2004)

AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA: jul/03  ECI-W Afm

ENGINE PRICE BASE YEAR/ESCALATION FORMULA: N/A  N/A

AIRFRAME ESCALATION DATA:

BASE YEAR INDEX (ECI): 165,0

BASE YEAR INDEX (ICI): 136,8

                                                              ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                                         ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY   NUMBER OF     ESCALATION       ADV PAYMENT BASE    AT SIGNING    24 MOS.   21/18/12/9/6 MOS.           TOTAL
  DATE      AIRCRAFT  FACTOR (AIRFRAME)     PRICE PER A/P         1%          4%              5%                   30%
--------  ----------  -----------------  -------------------  ----------  ----------  -----------------  ---------------------
jun-2006      1             1,096           $ 62.909.000      $  544.090  $2.516.360     $ 3.145.450           $18.872.700
jul-2006      1            1,0985           $ 63.052.000      $  545.520  $2.522.080     $ 3.152.600           $18.915.600

Total:        2

GOT                                                                         SA-2
30902-1F.TXT                   BOEING PROPRIETARY                         Page 1

                       TABLE 3 TO PURCHASE AGREEMENT 2910
            AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENT

AIRFRAME MODEL/MTOW:                                737-800         155.500

ENGINE MODEL:                                    CFM56-7B27/B1

AIRFRAME PRICE:                                                 $56.806.000

OPTIONAL FEATURES:                                              $   592.400
                                                                -----------

SUB-TOTAL OF AIRFRAME AND FEATURES:                             $57.398.400

ENGINE PRICE (PER AIRCRAFT):                                    $         0

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                       $57.398.400
                                                                ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                       $ 1.250.000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                      $         0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                 $    85.000

DETAIL SPECIFICATION: D019A001-G (4/30/2004)

AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA: jul/03  ECI-W Afm

ENGINE PRICE BASE YEAR/ESCALATION FORMULA: N/A  N/A

AIRFRAME ESCALATION DATA:

BASE YEAR INDEX (ECI): 165,0

BASE YEAR INDEX (ICI): 136,8

                                                               ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                                          ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY  NUMBER OF       ESCALATION        ADV PAYMENT BASE   AT SIGNING    24 MOS.   21/18/12/9/6 MOS.          TOTAL
  DATE     AIRCRAFT    FACTOR (AIRFRAME)     PRICE PER A/P         1%          4%              5%                  30%
--------  ---------  -------------------  -------------------  ----------  ----------  -----------------  ---------------------
ago-2006      1             1,1014            $63.219.000       $547.190   $2.528.760     $ 3.160.950         $  18.965.700
set-2006      1             1,1047            $63.408.000       $549.080   $2.536.320     $ 3.170.400         $  19.022.400
out-2006      1             1,1079            $63.592.000       $550.920   $2.543.680     $ 3.179.600         $  19.077.600
nov-2006      1             1,1113            $63.787.000       $552.870   $2.551.480     $ 3.189.350         $  19.136.100

Total:        4

GOT                                                                         SA-2
30902-1F.TXT                   BOEING PROPRIETARY                         Page 1

                             AIRCRAFT CONFIGURATION

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                   EXHIBIT A TO PURCHASE AGREEMENT NUMBER 2910

P.A. NO.2910
GOT
                                        A

                             AIRCRAFT CONFIGURATION

                               Dated: 17 May 2004

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

      The Detail Specification is D019A001GOT38P-1, dated__________ TBD__________ 2005, approximately 90 days after completion of Exhibit A and signature to Supplemental Agreement No. 2 (SA-2) to Definitive Purchase Agreement No. 2910. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, dated 29 August 2003 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1GOT38P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. NO.2910                                                                SA-2
GOT

Exhibit A to
Purchase Agreement No. 2910                                               Page 2

                                                                                                                         2003 $
                                                                                                                         Price
                                                                                                                         ------
     CR                                 Title                                                                           Per A/C
-----------  ------------------------------------------------------------------------------------------------------   ------------
0110-000029  MINOR MODEL 737-800 PASSENGER AIRPLANE                                                                         IB
0110-000030  MAJOR MODEL 737 AIRPLANE                                                                                       IB
0170A213B33  FLIGHT DECK - 2 OBSERVERS                                                                                   $ 29,800
0170A244C58  SERVICING FEATURES - BASIC                                                                                 -$  2,900
0170A425A75  AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT                                                       $ 54,000
0170A541A17  AIRFRAME - 737-800                                                                                             IB
0170A541A20  CERTIFICATION - FAA                                                                                            IB
0170A935A26  COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF                                                 $143,900
0170B401A73  CLIMATE - NORMAL WEATHER OPERATIONS                                                                        -$  2,900
0170B873A78  FORWARD COMPLEX - MINIMUM GALLEY CAPACITY                                                                   $233,700
0170B873A82  AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS                                                $367,700
0170C204A96  CARGO - HEAVY DUTY - FORWARD                                                                               -$  2,900
0170C204A99  CARGO - HEAVY DUTY- AFT                                                                                    -$  2,900
0220C028D98  TYPE CERTIFICATION & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-800         NC
             - GOT
0222C472A10  SHORT FIELD PERFORMANCE ENHANCEMENT WITH TWO POSITION TAIL SKID                                             $252,400
0224-000036  EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)                                                               $  6,000
0228A229A17  BRAZILIAN CTA SUPPLEMENT TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL                                            NC
0252A541A03  METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS                           NC
0315B393A35  CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800                                                    NC
0360C028D96  MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800                                                                   NC
1110B637K75  EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800                                                             NC
1130A079K40  LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - KILOGRAMS PER SQUARE METER - BILINGUAL                         NC
             (PORTUGUESE/ENGLISH)
1130B637K93  INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH)                                      NC
2130-000010  600 FPM CABIN PRESSURE ASCENT RATE                                                                             NC
2130-000012  350 FPM CABIN PRESSURE DESCENT RATE                                                                            NC
2160-000024  CABIN TEMPERATURE INDICATION - DEGREES CELSIUS                                                                 NC
2170-000021  OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS                                                      NC
2210-000003  AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE                                            NC
2210-000121  AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE                                   NC
2210-000123  AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL                                                          NC
2210-000128  AUTOFLIGHT - CONTROL WHEEL STEERING WARNING                                                                    NC
2210-000130  AUTOFLIGHT - AIRSPEED DEVIATION WARNING                                                                        NC
2210-000142  AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET                                                                     NC
2230-000137  AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE                                                NC
2310B401A33  COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE          NC
             VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE

P.A. NO.2910                                                                SA-2
GOT

Exhibit A to
Purchase Agreement No. 2910                                               Page 3

2311A589A24   HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE ROCKWELL HF TRANSCEIVER - P/N 822-0330-001- AND           NC
              DIGITAL HF COUPLER - P/N 822-0987-003 - BFE/SPE
2312-0000787  VHF COMMUNICATIONS - DUAL ROCKWELL ARINC 716/750 VHF-900B FM-IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL         NC
              SPACING - PIN 822-1047-003 - BFE/SPE
2321-000047   SELCAL - GABLES CONTROL PANEL - P/N G7165-01                                                                   NC
2321B401A04   SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE                                                NC
2324A218A52   EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 - BFE/SPE           $ 21,000
2331B754B15   PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE                               NC
2331B754B17   PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE                            $  4,300
2331B754B21   PRAM/BMM SYSTEM - MATSUSHITA - 80MB -FASTEN SEAT BELT/DECOMPRESSION DISCRE'TFS ACTIVATED - BFE/SPE             NC
2350C174A16   AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTECH CORPORATION                                               NC
2351-000034   HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE                       NC
2351-000036   HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - PIN 903-1341 - BFE/SPE                                  NC
2351-000042   CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION                                              NC
2351A213B77   BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE              NC
2351A213B80   HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE                                                   NC
2351A213B81   HEADPHONE - SECOND OBSERVER - TELEX - PIN 64400-200 - BFE/SPE                                                  NC
2371-000009   NO MONITOR JACK IN THE WHEEL WELL                                                                              NC
2371-000053   SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIED SIGNAL- 2 HOUR              NC
              RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE
2433-000008   STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. I                                                    NC
2433-000042   STANDBY POWER - 30-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY                                           $ 42,400
2433-000093   STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME                                                                 NC
2513-000433   CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDE WALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL                   NC
2520B637K80   INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL                                                          NC
2520B637N28   INTERIOR SELECTABLE COLOR AND MATERIAL COLLECTOR - FOR BOEING MANUFACTURING PURPOSES ONLY                      NC
2523B637L08   PASSENGER SERVICE UNITS -177 PAX                                                                            $174,700
2524B637K92   FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES                                          $    500
2524B637L09   FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT                                                  $ 24,600
2525B637L10   ECONOMY CLASS SEATS - 737-800 - 177 PAX                                                                        NC
2527C006A05   FLOOR COVERING - CARPET, SERGED EDGES                                                                          NC
2528B637K98   OVERHEAD STOWAGE BINS                                                                                       $  1,200
2528B637L11   LITERATURE POCKETS                                                                                          $  3,600
2530B637L04   GALLEY PART NUMBERS - BFE                                                                                      NC
2530B637L05   GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE                                                           NC
2540B637L00   LA LAVATORY SELECTABLES                                                                                     $  1,700
2540B637L01   LD LAVATORY SELECTABLES                                                                                        NC
2540B637L02   LE LAVATORY SELECTABLES                                                                                        NC

P.A. NO.2910                                                                SA-2
GOT

Exhibit A to
Purchase Agreement No. 2910                                               Page 4

2560-000178  PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE                      $   600
2560-000269  CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK                                    NC
2560B329B14  CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N 63600-501 - BFE/SPE                   NC
2562B637L15  OVERWATER EMERGENCY EQUIPMENT - GOT - 177 PAX                                                                  NC
2564B637L18  DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT                                                       $15,700
2622-000047  APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES                                                             NC
2841-000004  STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS                                                          NC
2844-000004  FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS                                      NC
2911-000041  ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - ABEX (10-62167)                                             NC
2911-000043  AC MOTOR DRIVEN HYDRAULIC PUMPS - ABEX (10-60556)                                                              NC
3041-000003  NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW                                                                   NC
3131-000143  ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE                                                           NC
3131-000187  DIGITAL FLIGHT DATA RECORDER- ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - PIN 980-4700-042         NC
             BFE/SPE
3131A218A64  DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA                  NC
             INTERFACE - SFIM - P/N ED47B109 -BFE/SPE
3132C174A01  AIRBORNE DATA LOADER/RECORDER- ARINC 615 - HONEYWELL - 964-0401-017 - BFE/SPE                                  NC
3162-000006  CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION                                       NC
3162-000022  FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI                                                             NC
3162-000028  RADIO ALTITUDE - BELOW ADI                                                                                     NC
3162-000030  RISING RUNWAY - DISPLAYED ON THE ADI                                                                           NC
3162-000032  RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI                                                          NC
3162-000042  TCAS RESOLUTION ADVISORY - ADI                                                                                 NC
3162-000044  TCAS RESOLUTION ADVISORY - VSI                                                                                 NC
3162-000046  SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI                                                              NC
3162-000047  LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI                                                                 NC
3162-000050  ILS FAILURE FLAGS - DISPLAYED FOR NCD                                                                          NC
3162-000051  ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE                                     NC
3162-000059  MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY                                                           NC
3162-000064  RANGE ARCS - NAVIGATION DISPLAY                                                                                NC
3162-000079  MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY                                        NC
3162-000081  ADF POINTER(S) - NAVIGATION DISPLAY                                                                            NC
3162-000084  TCAS 3 NM RANGE RING - NAVIGATION DISPLAY                                                                      NC
3162-000085  FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED                                            NC
3162-000288  APPROACH MINIMUMS - RADIO AND BARO BASED                                                                       NC
3244-000008  SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL                                                            NC
3245-000048  BRAKES - STEEL - HIGH CAPACITY - ALLIED SIGNAL                                                                 NC
3245-000093  WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SPE         NC
             28 PR, 225 MPH TIRES
3245-000097  WHEELS AND TIRES - NOSE LANDING GEAR- WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 12 PR, 225 MPH             NC
             RADIAL TIRES
3321-000001  PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL                                                                 NC

P.A. NO.2910                                                                SA-2
GOT

Exhibit A to
Purchase Agreement No. 2910                                               Page 5

3324-000017  NO SMOKING SIGN - PERMANENT ILLUMINATION                                                                       NC
3342-000035  NOSE GEAR TAXI LIGHT - 250-WATT                                                                                NC
3350A704A19  EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT                                            $18,400
3412-000022  DUAL ELEMENT NON-ASPIRATED TAT PROBE                                                                           NC
3414-000035  STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK                                                             NC
3423-000023  STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE                                                           NC
3430-000112  ILS/GPS MULTI-MODE RECEIVER (MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BFE/SPE                                NC
3431A065B03  VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE                                        NC
3433A732A13  RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE           NC
3443A065B13  SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY- ROCKWELL COLLINS             NC
             TRANSCEIVER P/N 822-1710-001 - BFEISPE
3443B691B64  SINGLE WXR-2100 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL - ROCKWELL COLLINS P/N 622-5129-802 - BFE       $11,900
3445B866A10  TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT             NC
             -#FE/SPE
3446-000045  STANDARD VOLUME FOR ALTITUDE CALLOUTS                                                                          NC
3446-000085  GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200,100, 50,40, 30, 20,         NC
             10, APPROACHING MINIMUMS, MINIMUMS
3451-000023  VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE                                         NC
3453B866A17  ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS              NC
             CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE
3455-000020  DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE                    NC
3457A065A61  AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM                                                                     NC
3457A065A62  AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N                     NC
             066-50014-0101; ADF ANTENNA P/N 2041683-7507 - BFE/SPE
3457A065A65  SINGLE ADF CONTROL PANEL - GABLES - 07402-05 - WITH TONE SWITCH - BFE/SPE                                      NC
3461A425A10  FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED                             NC
3511-000011  NO REMOTE CREW OXYGEN FILL STATION                                                                             NC
3511B873B95  CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS -          $ 6,700
             BFE/SPE
3511B899B49  CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - FIRST OBSERVER - EROS - BFE/SPE                        NC

P.A. NO.2910                                                                SA-2
GOT

Exhibit A to
Purchase Agreement No. 2910                                               Page 6

3511B899B50   CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - SECOND OBSERVER - EROS/SCOTT AVIATION
              - BFE/SPE                                                                                                      NC
35111-000254  CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - 22 MINUTES CAPABILITY                                 $32,800
3511-00019    POTABLE WATER - SERVICEABLE TO 60 GALLONS                                                                    $ 1,700
3832-000032   VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES                                                               NC
3910C028D97   AFT ELECTRONICS PANEL ARRANGEMENT - GOT                                                                        NC
5200-000036   HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS                                                     NC
5231A561C54   CARGO DOOR - SOLID SKIN                                                                                        NC
5300-000027   UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY                                                                 NC
5352A298A27   RADOME- HONEYCOMB CORE - SFE                                                                                   NC
7200-000224   SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES                                                                     NC
7200A251A03   CFM 56-7 ENGINES - 7B27/B1 FULL RATING                                                                      SIDE LTR
7900-000116   LUBRICATING OIL - MOBIL JET II                                                                                 NC
MISC          INTERIOR ALLOWANCE                                                                                          -$845,300

OPTIONS:                                                                                                       TOTALS:     $592,400
145

P.A. NO.2910                                                                SA-2
GOT

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

           Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

P.A. No. 2910 Revised                BFE1                               GOT
SA-2

                               BOEING PROPRIETARY

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFEI contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

            Galley System                                14 January 2005
                                                         ________________
            Galley Inserts                               14 January 2005
                                                         ________________
            Seats (passenger)                            28 February 2005
                                                         ________________
            Cabin Systems Equipment                      Complete 2005
                                                         ________________
            Miscellaneous Emergency Equipment            Complete 2005
                                                         ________________
            Cargo Handling Systems                        ***N/A***

P.A. No. 2910                       BFE1-1                                GOT
SA-2

                              BOEING PROPRIETARY

On-dock Dates

On or before MARCH 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                   Preliminary On-Dock Dates
----                                                   -------------------------
                                                       JUNE 2006
                                                       (Early roll-out to support flight test, r/o 11/7/05)

                                                       Aircraft                            Aircraft
                                                       --------                            --------
Seats                                                  4/19/06

Galleys/Furnishings                                    10/14/05

Miscellaneous Emergency Equipment                      10/14/05

* Emergency floor lighting will be deferred until
after flight test.  All other cabin lighting and
emergency egress lighting will be fully operational
per flight test requirements.  Estimated deferred
on-dock date for floor lighting,                       2/19/06

Electronics                                            8/21/05

Textiles/Raw Material                                  7/11/05

* All carpets and seat track covers will be deferred   1/9/06
until after flight test is complete. Estimated
on-dock

Cargo Systems                                          N/A

Provision Kits                                         N/A

Radomes                                                N/A

P.A. No. 2910                       BFE1-2                                GOT
SA-2

                             BOEING PROPRIETARY

Item                                                   Preliminary On-Dock Dates
----                                                   -------------------------
                                                       JULY 2006

                                                       Aircraft           Aircraft
                                                       --------           --------
Seats                                                  5/19106

Galleys/Furnishings                                    5/12/06

Miscellaneous Emergency Equipment                      5/12/06

Electronics                                            3/19/06

Textiles/Raw Material                                  2/9/06

Cargo Systems                                          N/A

Provision Kits                                         N/A

Radomes                                                N/A

P.A. No. 2910                       BFE1-3                               GOT
SA-2

                             BOEING PROPRIETARY

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      AUGUST 2006        SEPTEMBER 2006

                                                      Aircraft           Aircraft
                                                      --------           --------
Seats                                                 6/21/06            7/21/06

Galleys/Furnishings                                   6/14/06            7/14/06

Miscellaneous Emergency Equipment                     6/14/06            7/14/06

Electronics                                           4/21/06            5/21/06

Textiles/Raw Material                                 3/13/06            4/10/06

Cargo Systems                                         N/A                N/A

Provision Kits                                        N/A                N/A

Radomes                                               N/A                N/A

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      OCTOBER 2006       NOVEMBER 2006

                                                      Aircraft           Aircraft
                                                      --------           --------
Seats                                                 8/23/06            9/21/06

Galleys/Furnishings                                   8/16/06            9/14/06

Miscellaneous Emergency Equipment                     8/16/06            9/14/06

Electronics                                           6/23/06            7/21/06

Textiles/Raw Material                                 5/15/06            6/12/06

Cargo Systems                                         N/A                N/A

Provision Kits                                        N/A                N/A

Radomes                                               N/A                N/A

P.A. No. 2910                       BFE1-4                               GOT
SA-2

                             BOEING PROPRIETARY

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      JULY 2007      OCTOBER 2007 (1)

                                                      Aircraft       Aircraft
                                                      --------       --------
Seats                                                 5/22/07        8/23/07

Galleys/Furnishings                                   5/15/07        8/16/07

Miscellaneous Emergency Equipment                     5/15/07        8/17/07

Electronics                                           3/22/07        6/22/07

Textiles/Raw Material                                 2/8/07         5/10/07

Cargo Systems                                         N/A            N/A

Provision Kits                                        N/A            N/A

Radomes                                               N/A            N/A

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      OCTOBER 2007 (2)         OCTOBER 2007 (3)

                                                      Aircraft                 Aircraft
                                                      --------                 --------
Seats                                                 8/24/07                  8/27/07

Galleys/Furnishings                                   8/17/07                  8/20/07

Miscellaneous Emergency Equipment                     8/17/07                  8/20/07

Electronics                                           6/25/07                  6/27/07

Textiles/Raw Material                                 5/11/07                  5/14/07

Cargo Systems                                         N/A                      N/A

Provision Kits                                        N/A                      N/A

Radomes                                               N/A                      N/A

P.A. No. 2910                           BFE1-5                               GOT
SA-2

                             BOEING PROPRIETARY

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      NOVEMBER 2007 (1)           NOVEMBER 2007 (2)

                                                      Aircraft                    Aircraft
                                                      --------                    --------
Seats                                                 9/21/07                     9/24/07

Galleys/Furnishings                                   9/14/07                     9/17/07

Miscellaneous Emergency Equipment                     9/14/07                     9/17/07

Electronics                                           7/21/07                     7/24/07

Textiles/Raw Material                                 6/8/07                      6/11/07

Cargo Systems                                         N/A                         N/A

Provision Kits                                        N/A                         N/A

Radomes                                               N/A                         N/A

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      DECEMBER 2007 (1)           DECEMBER 2007 (2)

                                                      Aircraft                    Aircraft
                                                      --------                    --------
Seats                                                 10/23/07                    10/24/07

Galleys/Furnishings                                   10/16/07                    10/17/07

Miscellaneous Emergency Equipment                     10/16/07                    10/17/07

Electronics                                           8/23/07                     8/24/07

Textiles/Raw Material                                 7/11/07                     7/12/07

Cargo Systems                                         N/A                         N/A

Provision Kits                                        N/A                         N/A

Radomes                                               N/A                         N/A

P.A. No. 2910                           BFE1-6                               GOT
SA-2

                             BOEING PROPRIETARY

Item                                                         Preliminary On Dock Dates
----                                                         -------------------------
                                                             APRIL 2008               AUGUST 2008

                                                             Aircraft                 Aircraft
                                                             --------                 --------
Seats                                                        2/22/08                  6/23/08

Galleys/Furnishings                                          2/15/08                  6/16/08

Miscellaneous Emergency Equipment                            2/15/08                  6/16/08

Electronics                                                  12/21/07                 4/23/08

Textiles/Raw Material                                        10/30/07                 3/13/08

Cargo Systems                                                N/A                      N/A

Provision Kits                                               N/A                      N/A

Radomes                                                      N/A                      N/A

Item                                                         Preliminary On-Dock Dates
----                                                         -------------------------
                                                             SEPTEMBER 2008

Aircraft                                                     Aircraft

Seats                                                        8/21/08

Galleys/Furnishings                                          8/14/08

Miscellaneous Emergency Equipment                            8/14/08

Electronics                                                  6/20/08

Textiles/Raw Material                                        4/9/08

Cargo Systems                                                N/A

Provision Kits                                               N/A

Radomes                                                      N/A

P.A. No. 2910                       BFE1-7                               GOT
SA-2

                             BOEING PROPRIETARY

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      FEBRUARY 2009 (1)          FEBRUARY 2009 (2)

                                                      Aircraft                   Aircraft
                                                      --------                   --------
Seats                                                 12/12/08                   12/15/08

Galleys/Furnishings                                   1215/08                    12/8/08

Miscellaneous Emergency Equipment                     12/5/08                    12/15/08

Electronics                                           10/13/08                   10/15/08

Textiles/Raw Material                                 8/29/08                    9/2/08

Cargo Systems                                         N/A                        N/A

Provision Kits                                        N/A                        N/A

Radomes                                               N/A                        N/A

Item                                                  Preliminary On-Dock Dates
----                                                  -------------------------
                                                      MARCH 2009                 SEPTEMBER 2009

                                                      Aircraft                   Aircraft
                                                      --------                   --------
Seats                                                 1/23/09                    7/24/09

Galleys/Furnishings                                   1/16/09                    7/17/09

Miscellaneous Emergency Equipment                     1/16/09                    7/17/09

Electronics                                           11/21/08                   5/22/09

Textiles/Raw Material                                 9/30/08                    4/9/09

Cargo Systems                                         N/A                        N/A

Provision Kits                                        N/A                        N/A

Radomes                                               N/A                        N/A

P.A. No. 2910                       BFE1-8                               GOT
SA-2

                               BOEING PROPRIETARY

6-1162-DME-0706

GOL Transportes Aereos SA
Rua Tamoios, 246
Jardin Aeroporto
Sao Paulo - SP
04630-000 - Brazil

Subject: Purchase Right Aircraft

Reference:  Purchase Agreement No. 2910 (the Purchase Agreement) between The
            Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer's expressed desires for a high degree of flexibility in its planning for further future aircraft deliveries, Customer and Boeing have reached further agreement regarding certain modifications to the Agreement as set forth below:

1.    Purchase Right Aircraft Delivery Timing

Boeing offers Customer an increase in the total number of purchase right aircraft from twenty eight (28) to a revised total of forty eight (48) model 737-8EH purchase right aircraft, less any previously exercised purchase right aircraft (see Attachment A). Customer will exercise not less than seven (7) such purchase rights in each calendar year 2005, 2006, 2007, 2008, and 2009, with Customer retaining the ability to exercise more than seven (7) such purchase rights in any of the designated years. All purchase right aircraft are offered on a subject-to-availability-of-position (STAP) basis, with delivery of all such purchase right aircraft to occur not later than 31 December of calendar year 2010. Should Customer choose not to exercise at least seven (7) purchase rights in any one of the designated calendar years, such un-exercised purchase rights will be canceled (seven (7) less the number of exercised purchase rights equals the number of canceled purchase rights) and the total number of un-exercised purchase rights will be reduced by the commensurate number.

All purchase right aircraft will retain the same Model 737-8EH configuration and detail specification as that described in Exhibit A to the Purchase Agreement, with the exception of any detail special feature changes as may be mutually agreed between Customer and Boeing.

P.A. No. 2910                                                            GOT
SA-2

6-1162-DME-0706
Page 2

2.    Purchase Right Aircraft Exercise and Business Terms.

Customer may exercise a purchase right aircraft by providing Boeing with written notice not later than the first business day of the month that is not less than fifteen (15) months prior to the requested aircraft delivery position(s).

Boeing will, within thirty (30) days of Customer's notice to exercise any such purchase right aircraft, notify Customer of the availability of all such requested delivery positions. Should any such requested delivery position(s) be unavailable, Boeing will offer Customer alternative delivery positions, and within such thirty (30) day period, Customer and Boeing will amend the Purchase Agreement (with revision to Attachment A to this Letter Agreement No. 6-1162-DME-0706) to incorporate the agreed upon exercised purchase right aircraft to now become additional firmly contracted aircraft.

The same Basic Aircraft Price and business terms as those described in the reference Purchase Agreement will apply to any such exercised model 737-8EH purchase right aircraft delivering before 31 December 2010. However, Boeing does retain the right to increase the Basic Aircraft Price to accommodate any mandated government or other changes that may be made necessary for reasons of improving safety-of-flight and/or retention of the aircraft certificate of airworthiness, to include Operator and/or Manufacturer's changes, etc. per the terms of Articles 3.2 and 3.3 of the AGTA.

At the time of Customer's exercise of a purchase right aircraft, such aircraft will then become a firmly contracted Aircraft and will require Customer's payment, within five (5) business days, of any advance payments due at the time of exercise of any such purchase right aircraft, per the terms of the Purchase Agreement and/or Letter Agreement No, 6-1162-DME-0707 as well as any further advance payments as may be due per the terms of the advance payment schedule described therein.

3.    Firm Aircraft Termination - Excusable Delay.

If any firmly contracted Aircraft are terminated by Boeing from this Purchase Agreement under the terms of Article 7, Excusable Delay, the number of purchase right aircraft available to Customer under this Letter Agreement shall remain unchanged. If any firm Aircraft are terminated by Customer from this Purchase Agreement under Article 7, for reasons other than a labor strike or labor slowdown, or per the provisions of Articles 7.4 and 7.5 of the AGTA, the number of Purchase Right Aircraft shall then be reduced by the same number as firm Aircraft terminated.

P.A. No. 2910                                                            GOT
SA-2

4. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by Customer and Boeing to be confidential. Customer and Boeing each agree to treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other Party, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required under law.

Very truly yours,

THE BOEING COMPANY

By /s/ [illegible]
   --------------------------

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 20, 2005

GOL TRANSPORTES AEREOS SA

By  /s/ Constantino de Oliveira Junior
    ------------------------------------
Its President

Witness:

      /s/ [illegible]
    ---------------------

      /s/ [illegible]
    ---------------------

P.A. No. 2910                  BOEING PROPRIETARY                           GOT
SA-2

Attachment A to
6-1162-DME-0706

Record of Purchase Right Aircraft Exercised

                                                                                           Remaining
Document                                                              Aircraft            Un-exercised
Description              Effective Date                              Exercised              Aircraft
-----------              --------------                              ---------            ------------
PA 2910                  17 May                 2004                     0                     28

SA 1                     16 July                2004                     2                     26

SA-2                     20 January             2005                     0                     46

SA-2                     20 January             2005                     4                     42

P.A. No. 2910                  BOEING PROPRIETARY                           GOT
SA-2